March 18, 2022

BNY MELLON ETF TRUST

- BNY Mellon Responsible Horizons Corporate Bond ETF

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by BNY Mellon Responsible Horizons Corporate Bond ETF's (the "fund") primary portfolio managers and assets under management in those accounts as of December 31, 2021.

Primary Portfolio Managers	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Erin Spalsbury	None	N/A	1	$106.9	27	$6,371.3
Jonathan Earle	None	N/A	None	N/A	11	$3,718.3

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Managers	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Erin Spalsbury	None	N/A	None	N/A	1	$219.7
Jonathan Earle	None	N/A	None	N/A	None	N/A

Because the fund had not commenced operations as of the date of this SAI, no portfolio manager owned any shares in the fund.

4863-SAI-S0322